UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 3, 2025

BLACK SPADE ACQUISITION II CO
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42258	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	BSII	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BSIIW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BSIIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 3, 2025, Black Spade Acquisition II Co, an exempted company incorporated with limited liability under the laws of Cayman Islands (“Black Spade II” or the “Company”) consummated the previously announced business combination pursuant to the business combination agreement dated January 27, 2025 (the “Business Combination Agreement”) with The Generation Essentials Group (previously World Media and Entertainment Universal Inc.), an exempted company incorporated with limited liability under the laws of the Cayman Islands (“TGE”), and WME Merger Sub Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of WME (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub merged with and into Black Spade II, with Black Spade II surviving the merger (the “Merger”). Upon consummation of the Merger and the other transactions contemplated by the Business Combination Agreement (collectively, the “Business Combination”), Black Spade II became a wholly-owned subsidiary of TGE, with the securityholders of Black Spade II becoming securityholders of TGE.

Pursuant to the Business Combination Agreement, among other things, (i) the fourth amended and restated memorandum and articles of association of TGE was adopted and became effective, (ii) TGE re-designated (x) each ordinary share of TGE (other than non-voting ordinary shares) that was not held by AMTD Digital Inc. (“AMTD Digital”) into one Class A ordinary share of TGE (“TGE Class A Ordinary Share”), (y) each ordinary share of TGE (other than non-voting ordinary shares) that was held by AMTD Digital into one Class B ordinary share of TGE (“TGE Class B Ordinary Share”) and (z) each non-voting ordinary share of TGE into one non-voting preferred share of TGE (“TGE Preferred Share”) and (iii) TGE affected a share consolidation or subdivision such that (x) each TGE Class A Ordinary Share was consolidated or divided into a number of TGE Class A Ordinary Shares equal to the Adjustment Factor (as defined below), (y) each TGE Class B Ordinary Share was consolidated or divided into a number of TGE Class B Ordinary Shares equal to the Adjustment Factor and (z) each TGE Preferred Share was consolidated or divided into a number of TGE Preferred Shares equal to the Adjustment Factor (as defined below) (the actions described in item (iii), the “Recapitalization”). The “Adjustment Factor” was a number resulting from dividing the Per Share TGE Equity Value by $10.00. The “Per Share TGE Equity Value” was obtained by dividing (a) the equity value of TGE (being $488,000,000) by (b) the aggregate number of ordinary shares of TGE issued and outstanding immediately prior to the Recapitalization.

Pursuant to the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”) and as a result of the Merger, (i) each Class B ordinary share of Black Spade II, par value $0.0001 per share (“BSII Class B Ordinary Shares”) that was issued and outstanding immediately prior to the Effective Time was cancelled in exchange for the right to receive one TGE Class A Ordinary Share; (ii) each Class A ordinary share of Black Spade II, par value $0.0001 per share (“BSII Class A Ordinary Share”) that was issued and outstanding immediately prior to the Effective Time (other than such BSII Class A Ordinary Shares that are treasury shares, validly redeemed shares or BSII Dissenting Shares (as defined below)) was cancelled in exchange for the right to receive one TGE Class A Ordinary Share; (iii) each BSII Class A Ordinary Share that is held as a treasury share was cancelled and ceased to exist; (iv) each issued and outstanding BSII Class A Ordinary Share that is validly redeemed was cancelled in exchange for the right to be paid a pro rata share of the aggregate amount payable with respect to the Black Spade II Shareholder Redemption; and (v) each issued and outstanding BSII Class A Ordinary Share that is held by any person who has validly exercised and not effectively withdrawn or lost their right to dissent from the Merger in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands (“BSII Dissenting Share”) was cancelled and carry no right other than the right to receive the payment of the fair value of such BSII Dissenting Share determined in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands.

On June 3, 2025, TGE, Black Spade II and Continental Stock Transfer & Trust Company (“Continental”) entered into an assignment, assumption and amendment agreement (the “Assignment, Assumption and Amendment Agreement”), pursuant to which, among other things, effective at the consummation of the Business Combination, Black Spade II assigned all of its rights, interests and obligations under that certain warrant agreement, dated August 27, 2024, by and between Black Spade II and Continental, to TGE. Pursuant to the Business Combination Agreement and the Assignment, Assumption and Amendment Agreement, each issued and outstanding (i) warrant issued in Black Spade II’s initial public offering, each entitling its holder to purchase one BSII Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment (“Public Warrant”) and (ii) warrant sold to Black Spade Sponsor LLC II, a limited liability company registered under the laws of the Cayman Islands (“Sponsor”), in a private placement in connection with Black Spade II’s initial public offering, were exchanged for a corresponding warrant exercisable for one TGE Class A Ordinary Share (“TGE Warrant”). The TGE Warrant can be exercised on the date that is thirty (30) days after the date of the consummation of the Business Combination.

On June 5, 2025, TGE Class A Ordinary Shares and TGE Warrants will commence trading on the New York Stock Exchange and NYSE American under the symbols “TGE” and “TGE WS”, respectively.

The foregoing summary of the material terms of the Business Combination Agreement and Assignment, Assumption and Amendment Agreement are further described in Black Spade II’s definitive proxy statement, dated May 9, 2025, as supplemented by a supplement to the definitive proxy statement, dated May 20, 2025, which have been filed with the Securities and Exchange Commission (“SEC”). The summary of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement, which was filed with the SEC as Exhibit 2.1 to Black Spade II’s Current Report on Form 8-K filed on January 27, 2025, which is incorporated by reference herein. The foregoing description of the Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Assignment, Assumption and Amendment Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

 Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note above is incorporated into this Item 1.01 by reference.

Registration Rights Agreement

On June 3, 2025, TGE and certain shareholders of TGE and Black Spade II entered into a registration rights agreement (the “Registration Rights Agreement”) containing customary registration rights for Sponsor.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

 Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note above is incorporated into this Item 1.02 by reference.

On June 3, 2023, in connection with the consummation of the Business Combination, the following material agreements of Black Spade II terminated in accordance with their terms:

i.	the Investment Management Trust Agreement, dated as of August 27, 2024, by and between Black Spade II and Continental, pursuant to which Continental invested the proceeds of Black Spade II’s initial public offering in a trust account; and

ii.	the Administrative Services Agreement, dated as of August 23, 2024, between Black Spade II and the Sponsor, pursuant to which the Sponsor provided Black Spade with office space, secretarial and administrative services for up to $20,000 per month.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated into this Item 2.01 by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note above is incorporated into this Item 3.01 by reference.

In connection with the consummation of the Business Combination, on June 4, 2025, TGE notified the New York Stock Exchange and NYSE American that the Business Combination had been consummated and that the outstanding BSII Class A Ordinary Shares and BSII Class B Ordinary Shares and Public Warrants had been converted into TGE Class A Ordinary Shares and TGE Warrants, respectively. Black Spade II intends to file a Form 25 with the SEC on or about June 11, 2025 to delist the Class A Ordinary Shares, warrants and units of Black Spade II from The Nasdaq Stock Market LLC (“Nasdaq”), thereby commencing the process of delisting Black Spade II securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Black Spade II also intends to file a Form 15 with the SEC on or about June 23, 2025 to deregister the Black Spade II securities under Section 12(g) of the Exchange Act and suspend Black Spade II’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 above and Item 5.01 below is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 above is incorporated into this Item 5.01 by reference.

As a result of the consummation of the Business Combination, a change in control of Black Spade II occurred. Following the consummation of the Business Combination, Black Spade II became a wholly-owned subsidiary of TGE, with the securityholders of Black Spade II becoming securityholders of TGE.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note above is incorporated into this Item 5.02 by reference.

Pursuant to the Business Combination Agreement, each of Black Spade II’s officers and directors resigned and ceased to serve as an officer or director of Black Spade II with effect from the Effective Time. These resignations were not a result of any disagreement between Black Spade II and its officers and directors on any matter relating to Black Spade II’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure

On June 4, 2025, Black Spade II and TGE issued a joint press release announcing the closing of the Business Combination. The press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Assignment, Assumption and Amendment Agreement, dated June 3, 2025, by and among, TGE, Black Spade II and Continental.
10.2	Registration Rights Agreement, dated June 3, 2025, by and among TGE, certain shareholders of TGE and Black Spade II.
99.1	Press Release, dated June 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2025

BLACK SPADE ACQUISITION II CO

By:	/s/ Feridun Hamdullahpur
Name:	Feridun Hamdullahpur
Title:	Director

[Signature Page to Form 8-K]